Exhibit 10.15

AMENDMENT NO. 1 TO THE STOCK OPTION AWARD AGREEMENT

BETWEEN DOUGLAS R. LEBDA AND TREE.COM, INC.

May 10, 2010

This Amendment No. 1 to that certain Stock Option Agreement, dated as of August 21, 2008 (the “Agreement”) between Douglas R. Lebda (“Employee”) and Tree.com (the “Company”) is effective as of February 25, 2010, unless otherwise indicated.  All capitalized terms used herein without definition shall have the meanings given to them in the Agreement.

WHEREAS, subject to the terms and conditions set forth herein, Employee and the Company wish to make certain amendments to the Agreement.

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereby agree as follows:

1.             The text accompanying the Vesting Schedule section of the Notice of the 2008 Stock Option Award shall be deleted and replaced in its entirety with the following:

“Subject to your continued employment with Tree.com or its Subsidiaries, your Stock Options shall, subject to the provisions of the 2008 Plan and the Terms and Conditions for 2008 Stock Option Awards, vest and no longer be subject to any restriction in full on the fifth anniversary of your Award Date.”

2.             The Vesting section of the Terms and Conditions for 2008 Stock Option Awards shall be amended by adding the following sentence to the end thereof:

“Notwithstanding the foregoing, 100% of your then-outstanding and unvested portion of your 2008 Stock Option Award shall vest upon the occurrence of a Change in Control.  The term “Change in Control” is defined in the Plan, and includes certain events affecting Tree.com (not events only affecting specific businesses of Tree.com).”

2.             Except as explicitly set forth herein, the remaining provisions of the Agreement will remain in full force and effect.

* * * Signature Page to Follow * * *

IN WITNESS WHEREOF, the parties have executed this Amendment No. 1 as of the date first set forth above.

TREE.COM, INC.

/s/ Claudette Hampton
By: Claudette Hampton
Senior Vice President –
Human Resources

EMPLOYEE

/s/ Douglas R. Lebda
Douglas R. Lebda